Volshares Large Cap ETF
Schedule of Investments
October 31, 2020 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 100.0%
	Arts, Entertainment and Recreation - 3.8%
796	Electronic Arts, Inc. (a)	$95,385
	Finance and Insurance - 11.9%
965	Arthur J. Gallagher & Company	100,080
1,070	Intercontinental Exchange, Inc.	101,008
308	S&P Global, Inc.	99,401
		300,489
	Information - 11.8%
325	ANSYS, Inc. (a)	98,920
314	Intuit, Inc.	98,810
559	Verisk Analytics, Inc.	99,485
		297,215
	Manufacturing - 47.7% (b)
366	Air Products and Chemicals, Inc.	101,104
462	Amgen, Inc.	100,226
1,284	Baxter International, Inc.	99,600
2,092	Coca-Cola Company	100,542
979	FMC Corporation	100,582
725	Hershey Company	99,659
3,439	Kraft Heinz Company	105,199
540	McCormick & Company, Inc.	97,475
749	PepsiCo, Inc.	99,834
2,439	Sealed Air Corporation	96,560
585	Varian Medical Systems, Inc. (a)	101,088
1,150	Xylem, Inc.	100,211
		1,202,080
	Real Estate and Rental and Leasing - 8.7%
2,289	CBRE Group, Inc. - Class A (a)	115,365
2,723	Duke Realty Corporation	103,447
		218,812
	Retail Trade - 7.9%
372	Home Depot, Inc.	99,216
715	Walmart, Inc.	99,206
		198,422
	Wholesale Trade - 8.2%
923	Copart, Inc. (a)	101,862
524	KLA Corporation	103,323
		205,185
	TOTAL COMMON STOCKS (Cost $2,520,332)	2,517,588

		SHORT-TERM INVESTMENTS - 0.3%
7,469		First American Government Obligations Fund, Class X, 0.05% (c)	7,469
		TOTAL SHORT-TERM INVESTMENTS (Cost $7,469)	7,469
		TOTAL INVESTMENTS - 100.3% (Cost $2,527,801)	2,525,057
		Liabilities in Excess of Other Assets - (0.3)%	(7,133)
		NET ASSETS - 100.0%	$2,517,924

		Percentages are stated as a percent of net assets.
	(a)	Non-income producing security.
	(b)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
	(c)	Rate shown is the annualized seven-day yield as of October 31, 2020.

Summary of Fair Value Disclosure at October 31, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2020:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$2,517,588	$-	$-	$2,517,588
Short-Term Investments	7,469	-	-	7,469
Total Investments in Securities	$2,525,057	$-	$-	$2,525,057
^See Schedule of Investments for breakout of investments by sector classification.
For the period ended October 31, 2020, the Fund did not recognize any transfers to or from Level 3.